SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                                --------------------
                                     FORM 8-K/A
                                 (AMENDMENT NO. 1)
                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 1999

BORG-WARNER AUTOMOTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                      1-12162                       13-3404508
-----------                   ------------                  -----------
(State or Other               (Commission File Number)      IRS Employer
Jurisdiction of                                             Identification
Incorporation)                                              Number

200 South Michigan Avenue, Chicago, Illinois, 60604
(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:    (312) 322-8500

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     (99.1) Borg-Warner Automotive, Inc. Press Release dated February 8, 1999.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 10, 1999


                                   BORG-WARNER AUTOMOTIVE, INC.


                              By: /s/ Laurene H. Horiszny
                                   -----------------------------
                              Name: Laurene H. Horiszny
                              Title: Vice President, General Counsel
                                        and Secretary